Exhibit 4.2

Execution Version

ATRECA, INC.

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

THIS AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT (the “Agreement”) is entered into as of September 5, 2018, by and among Atreca, Inc., a Delaware corporation (the “Company”), and the investors listed on Exhibit A hereto, referred to hereinafter as the “Investors” and each individually as an “Investor.”

RECITALS

WHEREAS, certain of the Investors are purchasing shares of the Company’s Series C1 Preferred Stock and Series C2 Preferred Stock (collectively, the “Series C Stock”) pursuant to that certain Series C Preferred Stock Purchase Agreement (the “Purchase Agreement”), dated as of September 4, 2018 (the “Financing”);

WHEREAS, the obligations in the Purchase Agreement are conditioned upon the execution and delivery of this Agreement;

WHEREAS, certain of the Investors (the “Prior Investors”) are holders of the Company’s Series A Preferred Stock (the “Series A Stock”) and Series B Preferred Stock (the “Series B Stock”);

WHEREAS, the Prior Investors and the Company are parties to an Investor Rights Agreement dated August 10, 2017 (the “Prior Agreement”);

WHEREAS, the parties to the Prior Agreement desire to amend and restate the Prior Agreement and accept the rights and covenants hereof in lieu of their rights and covenants under the Prior Agreement; and

WHEREAS, in connection with the consummation of the Financing, the parties desire to enter into this Agreement in order to grant registration rights, information rights and other rights to the Investors as set forth below.

AGREEMENT

NOW, THEREFORE, in consideration of these premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.                         GENERAL.

1.1          Definitions.  As used in this Agreement the following terms shall have the following respective meanings:

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(a)           “Affiliate” and its correlative terms mean, with respect to any specified Person, any other Person who, directly or indirectly, controls, is controlled by, or is under common control with such Person, including without limitation any general partner, managing member, investment adviser, officer, or director or trustee of such Person or any venture capital, registered investment company or other investment fund now or hereafter existing that is controlled by one or more general partners or managing members of, or shares the same management company or investment adviser with, such Person.

(b)           “Class A Common Stock” means Class A Common Stock, $0.0001 per share, of the Company.

(c)           “Class B Common Stock” means Class B Common Stock, $0.0001 per share, of the Company.

(d)           “Common Stock” means Class A Common Stock and Class B Common Stock.

(e)           “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(f)            “Form S-3” means such form under the Securities Act as in effect on the date hereof or any successor or similar registration form under the Securities Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

(g)           “Holder” means any person owning of record Registrable Securities that have not been sold to the public or any assignee of record of such Registrable Securities in accordance with Section 2.9 hereof.

(h)           “Initial Offering” means the Company’s first firm commitment underwritten public offering of its Common Stock registered under the Securities Act.

(i)            “Major Investor” means each Investor who holds (individually or together with its Affiliates) at least 515,400 shares of Series B Stock (as adjusted for stock splits, stock dividends, stock combinations and the like) or at least 1,931,300 shares of Series C Stock (as adjusted for stock splits, stock dividends, stock combinations and the like).

(j)            “Person” means any individual, corporation, partnership, trust, limited liability company, association or other entity.

(k)            “Register,” “registered,” and “registration” refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document.

(l)            “Registrable Securities” means (a) Class A Common Stock of the Company issuable or issued upon conversion of the Shares and (b) any Class A Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, such above-described securities. Notwithstanding the foregoing Registrable Securities shall not include any securities (i) sold by a person to the public either pursuant to a registration statement or Rule 144 or (ii) sold in a private transaction in which the transferor’s rights under Section 2 of this Agreement are not assigned.

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(m)          “Registrable Securities then outstanding” shall be the number of shares of the Company’s Common Stock that are Registrable Securities and either (a) are then issued and outstanding or (b) are issuable pursuant to then exercisable or convertible securities.

(n)           “Registration Expenses” shall mean all expenses incurred by the Company in complying with Sections 2.2, 2.3 and 2.4 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, reasonable fees and disbursements not to exceed twenty-five thousand dollars ($25,000) of a single special counsel for the Holders, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).

(o)           “Registration Rights Agreement” means an agreement in substantially the form attached hereto as Exhibit B.

(p)           “Rule 144” means Rule 144 of the Securities Act (as defined below).

(q)           “SEC” or “Commission” means the Securities and Exchange Commission.

(r)           “Securities Act” shall mean the Securities Act of 1933, as amended.

(s)            “Selling Expenses” shall mean all underwriting discounts and selling commissions applicable to the sale.

(t)            “Shares” shall mean the Company’s Series A Stock, Series B Stock and/or Series C Stock held from time to time by the Investors listed on Exhibit A hereto and their permitted assigns and the Series A Stock issuable upon exercise of the Warrants.

(u)           “Special Registration Statement” shall mean (i) a registration statement relating to any employee benefit plan or (ii) with respect to any corporate reorganization or transaction under Rule 145 of the Securities Act, any registration statements related to the issuance or resale of securities issued in such a transaction or (iii) a registration related to stock issued upon conversion of debt securities.

(v)           “Warrants” shall mean that certain warrant to purchase Series A Stock held by Brookline Group, LLC, an Alabama limited liability company, dated November 23, 2015.

(w)          “Wellington Investor” means Hadley Harbor Master Investors (Cayman) II L.P.

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SECTION 2.                         REGISTRATION; RESTRICTIONS ON TRANSFER.

2.1          Restrictions on Transfer.

(a)           Each Holder agrees not to make any disposition of all or any portion of the Shares or Registrable Securities unless and until:

(i)            there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

(ii)           (A) The transferee has agreed in writing to be bound by the terms of this Agreement, (B) such Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (C) if reasonably requested by the Company, such Holder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such shares under the Securities Act.  It is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144, except in unusual circumstances.  After its Initial Offering, the Company will not require any transferee pursuant to Rule 144 to be bound by the terms of this Agreement if the shares so transferred do not remain Registrable Securities hereunder following such transfer.

(b)           Notwithstanding the provisions of subsection (a) above, no such restriction shall apply to a transfer by a Holder (i) to any Affiliate, or (ii) that is (A) a partnership transferring to its partners or former partners in accordance with partnership interests, (B) a corporation transferring to a wholly-owned subsidiary or a parent corporation that owns all of the capital stock of the Holder, (C) a limited liability company transferring to its members or former members in accordance with their interest in the limited liability company, or (D) an individual transferring to the Holder’s family member or trust for the benefit of an individual Holder; provided that in each case the transferee will agree in writing to be subject to the terms of this Agreement to the same extent as if he were an original Holder hereunder.

(c)           Each certificate representing Shares or Registrable Securities shall be stamped or otherwise imprinted with legends substantially similar to the following (in addition to any legend required under applicable state securities laws):

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

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THE SALE, PLEDGE, HYPOTHECATION OR TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN INVESTOR RIGHTS AGREEMENT BY AND BETWEEN THE STOCKHOLDER AND THE COMPANY.  COPIES OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY.

(d)           The Company shall be obligated to reissue promptly unlegended certificates at the request of any Holder thereof if the Company has completed its Initial Offering and the Holder shall have obtained an opinion of counsel (which counsel may be counsel to the Company) reasonably acceptable to the Company to the effect that the securities proposed to be disposed of may lawfully be so disposed of without registration, qualification and legend, provided that the second legend listed above shall be removed only at such time as the Holder of such certificate is no longer subject to any restrictions hereunder.

(e)           Any legend endorsed on an instrument pursuant to applicable state securities laws and the stop-transfer instructions with respect to such securities shall be removed upon receipt by the Company of an order of the appropriate blue sky authority authorizing such removal.

2.2          Demand Registration.

(a)           Subject to the conditions of this Section 2.2, if the Company shall receive a written request from the Holders of at least fifty percent (50%) of the Registrable Securities (the “Initiating Holders”) that the Company file a registration statement under the Securities Act covering the registration of the Registrable Securities then outstanding having an aggregate offering price of at least $15,000,000, then the Company shall, within thirty (30) days of the receipt thereof, give written notice of such request to all Holders, and subject to the limitations of this Section 2.2, effect, as expeditiously as reasonably possible, the registration under the Securities Act of all Registrable Securities that all Holders request to be registered.

(b)           If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 2.2 or any request pursuant to Section 2.4 and the Company shall include such information in the written notice referred to in Section 2.2(a) or Section 2.4(a), as applicable.  In such event, the right of any Holder to include its Registrable Securities in such registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein.  All Holders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Holders of a majority of the Registrable Securities held by all Initiating Holders (which underwriter or underwriters shall be reasonably acceptable to the Company).  Notwithstanding any other provision of this Section 2.2 or Section 2.4, if the underwriter advises the Company that marketing factors require a limitation of the number of securities to be underwritten (including Registrable Securities) then the Company shall so advise all Holders of Registrable Securities that would otherwise be underwritten pursuant hereto, and the number of shares that may be included in the underwriting shall be allocated to the Holders of such Registrable Securities on a pro rata basis based on the number of Registrable Securities held by all such Holders (including the Initiating Holders); provided, however, that the number of shares of Registrable Securities to be included in such underwriting and registration shall not be reduced unless all other securities of the Company are first entirely excluded from the underwriting and registration. Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from the registration.

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(c)           The Company shall not be required to effect a registration pursuant to this Section 2.2:

(i)            prior to the fourth (4th) anniversary of the date of this Agreement;

(ii)           after the Company has effected two (2) registrations pursuant to this Section 2.2, and such registrations have been declared or ordered effective;

(iii)         during the Lockup Period (as defined below), other than pursuant to a Special Registration Statement; provided that the Company makes reasonable good faith efforts to cause such registration statement to become effective;

(iv)          if within thirty (30) days of receipt of a written request from Initiating Holders pursuant to Section 2.2(a), the Company gives notice to the Holders of the Company’s intention to file a registration statement for a public offering, other than pursuant to a Special Registration Statement, within ninety (90) days;

(v)           if the Company shall furnish to Holders requesting a registration statement pursuant to this Section 2.2 a certificate signed by the Chairman of the Board stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such registration statement to be effected at such time, in which event the Company shall have the right to defer such filing for a period of not more than ninety (90) days after receipt of the request of the Initiating Holders; provided that such right to delay a request shall be exercised by the Company not more than twice in any twelve (12) month period;

(vi)          if Initiating Holders propose to dispose of shares of Registrable Securities that may be immediately registered on Form S-3 pursuant to a request made pursuant to Section 2.4 below; or

(vii)        in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

(d)           A registration shall not be counted as “effected” for purposes of this Section 2.2 until such time as the applicable registration statement has been declared effective by the SEC, or unless the Initiating Holders withdraw their request for such registration, elect not to pay the registration expenses therefor, and forfeit their right to one demand registration statement pursuant to Subsection 2.5 (other than as a result of a material adverse change to the Company), in which case such withdrawn registration statement shall be counted as “effected” for purposes of this Section 2.2.

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2.3          Piggyback Registrations.  The Company shall notify all Holders of Registrable Securities in writing at least fifteen (15) days prior to the filing of any registration statement under the Securities Act for purposes of a public offering of securities of the Company (including, but not limited to, registration statements relating to secondary offerings of securities of the Company, but excluding Special Registration Statements) and will afford each such Holder an opportunity to include in such registration statement all or part of such Registrable Securities held by such Holder.  Each Holder desiring to include in any such registration statement all or any part of the Registrable Securities held by it shall, within fifteen (15) days after the above-described notice from the Company, so notify the Company in writing.  Such notice shall state the intended method of disposition of the Registrable Securities by such Holder.  If a Holder decides not to include all of its Registrable Securities in any registration statement thereafter filed by the Company, such Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein.

(a)           Underwriting.  If the registration statement of which the Company gives notice under this Section 2.3 is for an underwritten offering, the Company shall so advise the Holders of Registrable Securities.  In such event, the right of any such Holder to include Registrable Securities in a registration pursuant to this Section 2.3 shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein.  All Holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company.  Notwithstanding any other provision of this Agreement, if the Company determines in good faith, based on consultation with the underwriter, that marketing factors require a limitation of the number of shares to be underwritten, the number of shares that may be included in the underwriting shall be allocated, first, to the Company; second, to the Holders on a pro rata basis based on the total number of Registrable Securities held by the Holders; and third, to any stockholder of the Company (other than a Holder) on a pro rata basis; provided, however, that no such reduction shall reduce the amount of securities of the selling Holders included in the registration below twenty percent (20%) of the total amount of securities included in such registration, unless such offering is the Initial Offering and such registration does not include shares of any other selling stockholders, in which event any or all of the Registrable Securities of the Holders may be excluded in accordance with the immediately preceding clause.  In no event will shares of any other selling stockholder be included in such registration that would reduce the number of shares which may be included by Holders without the written consent of Holders of not less than a majority of the Registrable Securities proposed to be sold in the offering.  If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the underwriter, delivered at least ten (10) business days prior to the effective date of the registration statement.  Any Registrable Securities excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration.  For any Holder which is a partnership, limited liability company or corporation, the partners, retired partners, members, retired members and stockholders of such Holder, or the estates and family members of any such partners, retired partners, members and retired members and any trusts for the benefit of any of the foregoing person shall be deemed to be a single “Holder,” and any pro rata reduction with respect to such “Holder” shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such “Holder,” as defined in this sentence.

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(b)           Right to Terminate Registration.  The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 2.3 whether or not any Holder has elected to include securities in such registration, and shall promptly notify any Holder that has elected to include shares in such registration of such termination or withdrawal.  The Registration Expenses of such withdrawn registration shall be borne by the Company in accordance with Section 2.5 hereof.

2.4          Form S-3 Registration.  In case the Company shall receive from the holders of at least thirty percent (30%) of the then-outstanding Registrable Securities a written request or requests that the Company effect a registration on Form S-3 (or any successor to Form S-3) or any similar short-form registration statement and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company will:

(a)           promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders of Registrable Securities; and

(b)           as soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder’s or Holders’ Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within fifteen (15) days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance pursuant to this Section 2.4:

(i)            if Form S-3 is not available for such offering by the Holders, or

(ii)           if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public of less than three million dollars ($3,000,000), or

(iii)         if within thirty (30) days of receipt of a written request from  any Holder or Holders pursuant to this Section 2.4, the Company gives notice to such Holder or Holders of the Company’s intention to make a public offering within ninety (90) days, other than pursuant to a Special Registration Statement;

(iv)          if the Company shall furnish to the Holders a certificate signed by the Chairman of the Board of Directors of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such Form S-3 registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than ninety (90) days after receipt of the request of the Holder or Holders under this Section 2.4; provided, that such right to delay a request shall be exercised by the Company not more than twice in any twelve (12) month period, or

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(v)           if the Company has within the twelve (12) month period preceding the date of such request, already effected two (2) registrations on Form S-3 for the Holders pursuant to this Section 2.4, or

(vi)          in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

(c)           Subject to the foregoing, the Company shall file a Form S-3 registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the requests of the Holders.  Registrations effected pursuant to this Section 2.4 shall not be counted as demands for registration or registrations effected pursuant to Section 2.2.

2.5          Expenses of Registration.  Except as specifically provided herein, all Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to Section 2.2, 2.3 or 2.4 herein shall be borne by the Company.  All Selling Expenses incurred in connection with any registrations hereunder, shall be borne by the holders of the securities so registered pro rata on the basis of the number of shares so registered.  The Company shall not, however, be required to pay for expenses of any registration proceeding begun pursuant to Section 2.2 or 2.4, the request of which has been subsequently withdrawn by the Initiating Holders unless (a) the withdrawal is based upon material adverse information concerning the Company of which the Initiating Holders were not aware at the time of such request or (b) the Holders of a majority of Registrable Securities agree to deem such registration to have been effected as of the date of such withdrawal for purposes of determining whether the Company shall be obligated pursuant to Section 2.2(c) or 2.4(b)(5), as applicable, to undertake any subsequent registration, in which event such right shall be forfeited by all Holders).  If the Holders are required to pay the Registration Expenses, such expenses shall be borne by the holders of securities (including Registrable Securities) requesting such registration in proportion to the number of shares for which registration was requested.  If the Company is required to pay the Registration Expenses of a withdrawn offering pursuant to clause (a) above, then such registration shall not be deemed to have been effected for purposes of determining whether the Company shall be obligated pursuant to Section 2.2(c) or 2.4(b)(5), as applicable, to undertake any subsequent registration.

2.6          Obligations of the Company.  Whenever required to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

(a)           prepare and file with the SEC a registration statement with respect to such Registrable Securities and use all reasonable efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to thirty (30) days or, if earlier, until the Holder or Holders have completed the distribution related thereto; provided, however, that at any time, upon written notice to the participating Holders and for a period not to exceed sixty (60) days thereafter (the “Suspension Period”), the Company may delay the filing or effectiveness of any registration statement or suspend the use or effectiveness of any registration statement (and the Initiating Holders hereby agree not to offer or sell any Registrable Securities pursuant to such registration statement during the Suspension Period) if the Company reasonably believes that there is or may be in existence material nonpublic information or events involving the Company, the failure of which to be disclosed in the prospectus included in the registration statement could result in a Violation (as defined below).  In the event that the Company shall exercise its right to delay or suspend the filing or effectiveness of a registration hereunder, the applicable time period during which the registration statement is to remain effective shall be extended by a period of time equal to the duration of the Suspension Period.  The Company may extend the Suspension Period for an additional consecutive sixty (60) days with the consent of the Holders of fifty percent (50%) of the Registrable Securities registered under the applicable registration statement, which consent shall not be unreasonably withheld. If so directed by the Company, all Holders registering shares under such registration statement shall (i) not offer to sell any Registrable Securities pursuant to the registration statement during the period in which the delay or suspension is in effect after receiving notice of such delay or suspension; and (ii) use their best efforts to deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in such Holders’ possession, of the prospectus relating to such Registrable Securities current at the time of receipt of such notice.  Notwithstanding the foregoing, the Company shall not be required to file, cause to become effective or maintain the effectiveness of any registration statement other than a registration statement on Form S-3 that contemplates a distribution of securities on a delayed or continuous basis pursuant to Rule 415 under the Securities Act.

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(b)           Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement for the period set forth in subsection (a) above.

(c)           Furnish to the Holders such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

(d)           Use its reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

(e)           In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering.  Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

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(f)                                   Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing. The Company will use reasonable efforts to amend or supplement such prospectus in order to cause such prospectus not to include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

(g)                                 Use its reasonable efforts to furnish, on the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters, (i) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and (ii) a letter, dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering addressed to the underwriters.

2.7                               Delay of Registration; Furnishing Information.

(a)                                 No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2.

(b)                                 It shall be a condition precedent to the obligations of the Company to take any action pursuant to Section 2.2, 2.3 or 2.4 that the selling Holders shall furnish to the Company such information regarding themselves, the Registrable Securities held by them and the intended method of disposition of such securities as shall be required to effect the registration of their Registrable Securities.

(c)                                  The Company shall have no obligation with respect to any registration requested pursuant to Section 2.2 or Section 2.4 if the number of shares or the anticipated aggregate offering price of the Registrable Securities to be included in the registration does not equal or exceed the number of shares or the anticipated aggregate offering price required to originally trigger the Company’s obligation to initiate such registration as specified in Section 2.2 or Section 2.4, whichever is applicable.

2.8                               Indemnification.  In the event any Registrable Securities are included in a registration statement under Sections 2.2, 2.3 or 2.4:

(a)                                 To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the partners, members, officers, directors, trustees and investment advisers of each Holder, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a “Violation”) by the Company:  (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement or incorporated by reference therein, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law in connection with the offering covered by such registration statement; and the Company will reimburse each such Holder, partner, member, officer, director, investment adviser, underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided however, that the indemnity agreement contained in this Section 2.8(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Holder, partner, member, officer, director, trustee, investment adviser, underwriter or controlling person of such Holder.

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(b)                                 To the extent permitted by law, each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualifications or compliance is being effected, indemnify and hold harmless the Company, each of its directors, its officers and each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter and any other Holder selling securities under such registration statement or any of such other Holder’s partners, directors, trustees, officers, or investment advisers or any person who controls such Holder, against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, controlling person, underwriter or other such Holder, or partner, director, trustee, officer, investment adviser, or controlling person of such other Holder may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any of the following statements: (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement or incorporated reference therein, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act  (collectively, a “Holder Violation”), in each case to the extent (and only to the extent) that such Holder Violation occurs in reliance upon and in conformity with written information furnished by such Holder under an instrument duly executed by such Holder and stated to be specifically for use in connection with such registration; and each such Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, underwriter or other Holder, or partner, officer, director, trustee, investment adviser, or controlling person of such other Holder in connection with investigating or defending any such loss, claim, damage, liability or action if it is judicially determined that there was such a Holder Violation; provided, however, that the indemnity agreement contained in this Section 2.8(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided further, that in no event shall any indemnity under this Section 2.8(b), when combined with any contribution under Section 2.8(d), exceed the net proceeds from the offering received by such Holder.

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(c)                                  Promptly after receipt by an indemnified party under this Section 2.8 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.8, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses thereof to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding.  The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall relieve such indemnifying party of any liability to the indemnified party under this Section 2.8 to the extent, and only to the extent, prejudicial to its ability to defend such action, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 2.8.

(d)                                 If the indemnification provided for in this Section 2.8 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any losses, claims, damages or liabilities referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the Violation(s) or Holder Violation(s) that resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations.  The relative fault of the indemnifying party and of the indemnified party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, that in no event shall any contribution by a Holder under this Section 2.8(d), when combined with any indemnity under Section 2.8(b),  exceed the net proceeds from the offering received by such Holder.

(e)                                  The obligations of the Company and Holders under this Section 2.8 shall survive completion of any offering of Registrable Securities in a registration statement and, with respect to liability arising from an offering to which this Section 2.8 would apply that is covered by a registration filed before termination of this Agreement, such termination.  No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

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2.9                               Assignment of Registration Rights.  The rights to cause the Company to register Registrable Securities pursuant to this Section 2 may be assigned by a Holder to a transferee or assignee of Registrable Securities (for so long as such shares remain Registrable Securities) that (a) is a subsidiary, parent, general partner, limited partner, retired partner, member or retired member, or stockholder of a Holder that is a corporation, partnership or limited liability company, (b) is a Holder’s family member or trust for the benefit of an individual Holder, or (c) acquires at least fifty thousand (50,000) shares of Registrable Securities (as adjusted for stock splits and combinations); or (d) is an Affiliate of such Holder; provided, however, (i) the transferor shall, within ten (10) days after such transfer, furnish to the Company written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned and (ii) such transferee shall agree to be subject to all restrictions set forth in this Agreement.

2.10                        Market Stand-Off Agreement.  Each Holder hereby agrees that such Holder shall not, without the prior written consent of the managing underwriter, sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, any shares of Common Stock (or other securities) of the Company held by such Holder (other than those included in the registration or purchased in the Initial Offering or on the open market after the Initial Offering) during the 180-day period following the effective date of the Initial Offering (or such longer period as the underwriters or the Company shall request in order to facilitate compliance with FINRA Rule 2241 or any successor or similar rule or regulation, such period of time, the “Lockup Period”); provided, that, with respect to the above, all officers and directors of the Company and holders of at least one percent (1%) of the Company’s voting securities are bound by and have entered into similar agreements.  Any discretionary waiver or termination of the restrictions of any or all of such agreements by the Company or the underwriters shall apply pro rata to all Holders subject to such agreements, based on the number of shares subject to such agreements, except that, notwithstanding the foregoing, the Company and the underwriters may, in their sole discretion, waive or terminate these restrictions with respect to up to one percent (1%) of the Common Stock (calculated on an as-converted basis).  In the event of a waiver or termination of the restrictions set forth in this Section with respect to up to one percent (1%) of the Common Stock (calculated on an as-converted basis) as provided for in the immediately preceding sentence, the Company shall deliver a notice to each Investor at least five (5) days before such waiver or termination is granted indicating the name of the Holder or Holders whose Common Stock is the subject of such waiver or termination, and the reason for such waiver or termination.

2.11                        Agreement to Furnish Information.  Each Holder agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the managing underwriters that are consistent with the Holder’s obligations under Section 2.10 or that are necessary to give further effect thereto.  In addition, if requested by the Company or the representative of the underwriters of Common Stock (or other securities) of the Company, each Holder shall provide, within ten (10) days of such request, such information as may be required by the Company or such representative in connection with the completion any public offering of the Company’s securities pursuant to a registration statement filed under the Securities Act, but only to the extent that such information (x) is requested by the staff of the SEC to be included in such registration statement or (y) is otherwise required by law, rule or regulation to be included in such registration statement. The obligations described in Section 2.10 and this Section 2.11 shall not apply to a Special Registration Statement.  In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to such shares of Common Stock (or other securities) until the end of such period.  Each Holder agrees that any transferee of any shares of Registrable Securities shall be bound by Sections 2.10 and 2.11.  The underwriters of the Company’s stock are intended third party beneficiaries of Sections 2.10 and 2.11 and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto.

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2.12                        Rule 144 Reporting.  With a view to making available to the Holders the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its best efforts to:

(a)                                 Make and keep adequate current public information available, as those terms are understood and defined in Rule 144 or any similar or analogous rule promulgated under the Securities Act, at all times after the effective date of the first registration filed by the Company for an offering of its securities to the general public;

(b)                                 File with the SEC, in a timely manner, all reports and other documents required of the Company under the Exchange Act; and

(c)                                  So long as a Holder owns any Registrable Securities, furnish to such Holder forthwith upon request:  a written statement by the Company as to its compliance with the reporting requirements of said Rule 144, and of the Exchange Act (at any time after it has become subject to such reporting requirements); a copy of the most recent annual or quarterly report of the Company filed with the Commission; and such other reports and documents as a Holder may reasonably request in connection with availing itself of any rule or regulation of the SEC allowing it to sell any such securities without registration.

2.13                        Termination of Registration Rights.  The right of any Holder to request registration or inclusion of Registrable Securities in any registration pursuant to Section 2.2, Section 2.3, or Section 2.4 hereof shall terminate upon the earlier of: (i) the date seven (7) years following the Initial Offering; (ii) consummation of any  Acquisition or Asset Transfer (each as defined in the Company’s Amended and Restated Certificate of Incorporation as in effect from time to time), or (iii) such time as such Holder, as reflected on the Company’s list of stockholders, holds less than 1% of the Company’s outstanding Common Stock (treating all shares of Preferred Stock on an as converted basis), the Company has completed its Initial Offering and all Registrable Securities of the Company issuable or issued upon conversion of the Shares held by and issuable to such Holder (and its Affiliates) may be sold pursuant to Rule 144 during any ninety (90) day period.  Upon such termination, such shares shall cease to be “Registrable Securities” hereunder for all purposes.

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SECTION 3.                         COVENANTS OF THE COMPANY.

3.1                               Basic Financial Information and Reporting.

(a)                                 The Company will maintain true books and records of account in which full and correct entries will be made of all its business transactions pursuant to a system of accounting established and administered in accordance with generally accepted accounting principles consistently applied (except as noted therein), and will set aside on its books all such proper accruals and reserves as shall be required under generally accepted accounting principles consistently applied.

(b)                                 The Company will furnish or make available by electronic transmission (including a virtual dataroom or similar facility) to each Investor both (x) the unaudited balance sheet of the Company, as at the end of such fiscal year, and a statement of income and a statement of cash flows of the Company, for such year, in each case within 90 days after the end of such fiscal year and (y) the audited balance sheet of the Company, as at the end of such fiscal year, and a statement of income and a statement of cash flows of the Company, for such year, in each case within 150 days after the end of such fiscal year, all prepared in accordance with generally accepted accounting principles consistently applied (except as noted therein) and setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, with such audited financial statements being audited and certified by independent public accountants of nationally recognized standing selected by the Company.

(c)                                  To the extent requested by an Investor, the Company will furnish or make available by electronic transmission (including a virtual dataroom or similar facility) to such Investor, as soon as practicable, but in any event within forty-five (45) days after the end of the first, second and third quarterly accounting periods in each fiscal year of the Company a balance sheet of the Company as of the end of each such quarterly period, and a statement of income and a statement of cash flows of the Company for such period and for the current fiscal year to date, prepared in accordance with generally accepted accounting principles consistently applied (except as noted therein), with the exception that no notes need be attached to such statements and year-end audit adjustments may not have been made.

3.2                               Inspection Rights.  Each Major Investor shall have the right, upon reasonable advance written request, to visit and inspect any of the properties of the Company and to discuss the affairs, finances and accounts of the Company with its officers, and to review such information as is reasonably requested all at such reasonable times and as often as may be reasonably requested; provided, however, that the Company shall not be obligated under this Section 3.2 with respect to a competitor of the Company (as determined in good faith by the Board of Directors) or with respect to information which the Board of Directors determines in good faith is confidential or attorney-client privileged and should not, therefore, be disclosed.

3.3                               Confidentiality of Records.  Each Investor agrees to use the same degree of care, but no less than a commercially reasonable degree of care, as such Investor uses to protect confidential information of a similar nature about other companies in which such Investor invests to keep confidential any information furnished to such Investor that the Company identifies as being confidential or proprietary (so long as such information is not in the public domain), except that such Investor may disclose such proprietary or confidential information (i) (A) to any Affiliate, partner (and partners of such partner), member, stockholder, subsidiary or parent of such Investor, or any prospective partner, member or stockholder of the Investor or any subsequent partnership under common investment management in the ordinary course of business, as long as such Affiliate, partner (and partners of such partner), member, stockholder, subsidiary, parent or prospective partner is advised by such Investor that such information is confidential and directs such Person to maintain the confidentiality of such information and such Person uses no less than a commercially reasonable degree of care to maintain the confidentiality of such information; (B) to its attorneys, accountants, consultants, and other professionals to the extent necessary to obtain their services in connection with monitoring its investment in the Company provided such recipients are bound by confidentiality obligations no less stringent than those set forth herein; (C) solely to the extent specific information is required to be disclosed in compliance with filings required by the SEC or solely to the extent specific information is required to be disclosed to comply with the commercially reasonable accounting practices and tax filings of such Investor, in either event such disclosure shall be limited only to specific information required; and (D) to any prospective purchaser of any Registrable Securities from such Investor, if such prospective purchaser agrees to be bound by the provisions of this Section 3.3; (ii) at such time as it enters the public domain through no fault of such Investor; (iii) that is communicated to it free of any obligation of confidentiality; (iv) that is developed by Investor or its agents independently of and without reference to any confidential information communicated by the Company; or (v) as required by applicable law or regulatory authority.

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3.4                               Management Meetings.  The Company shall make its members of senior management available to meet with representatives of the Wellington Investor at least once per quarter at the Company’s facilities at mutually agreeable times to discuss business issues, management’s proposed operating plans, and progress in achieving such plans.

3.5                               Major Investor Form S-3 Registration Agreement. Following the closing of a Qualified IPO (as defined in the Company’s Amended and Restated Certificate of Incorporation), upon or after the expiration of the Lockup Period, if the Company shall receive a written request from any Major Investor who may be deemed an affiliate (as defined in Rule 144), the Company agrees to enter into a Registration Rights Agreement with such Major Investor.  In the event any Registration Rights Agreement is entered into, and any demand for registration is made pursuant thereto, it will be deemed to be a demand for registration pursuant to the relevant section(s) of this Agreement for so long as such rights exist pursuant to this Agreement.

3.6                               Termination of Covenants.  All covenants of the Company contained in Section 3 of this Agreement (other than the provisions of Section 3.3 and 3.5) shall expire and terminate as to each Investor upon the earlier of (i) the effective date of the registration statement pertaining to an Initial Offering, (ii) such time the Company becomes subject to the reporting requirements of the Exchange Act or (iii) upon the consummation of any Acquisition or Asset Transfer; provided, that, with respect to clause (iii), the covenants set forth in Sections 3.1(b) and 3.1(c) shall only terminate if the consideration received by the Investors in such Acquisition or Asset Transfer is in the form of cash and/or publicly traded securities unless the Investors receive financial information from the acquiring company or other successor to the Company comparable to those set forth in Sections 3.1(b) and 3.1(c). Section 3.5 of this Agreement shall terminate upon the earlier of (i) such time as such Major Investor is no longer a Major Investor, or  (ii) such time as such Major Investor, as reflected on the Company’s list of stockholders, holds less than 1% of the Company’s outstanding Common Stock (treating all shares of Preferred Stock on an as converted basis), the Company has completed its Initial Offering and all Registrable Securities of the Company issuable or issued upon conversion of the Shares held by and issuable to such Major Investor may be sold pursuant to Rule 144 during any ninety (90) day period.

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SECTION 4.                         COVENANT OF THE INVESTORS.

4.1                               Commerce Department Compliance. The Company may be required to file reports with the Bureau of Economic Analysis (the “BEA”) of the US Commerce Department when a US affiliate of a foreign Investor if such foreign Investor, together with its affiliates, directly or indirectly controls ten percent (10%) or more of the voting securities of the Company. Such foreign Investor that is a foreign individual or entity or a US subsidiary or affiliate of a foreign parent covenants to provide information necessary for the Company to comply with BEA filings required under the International Investment and Trade in Services Act.

SECTION 5.                         RIGHTS OF FIRST REFUSAL

5.1                               Subsequent Offerings.  Subject to applicable securities laws, each Major Investor, except Baker Bros. Advisors LP so long as it continues to have rights of first refusal pursuant to the Letter Agreement (as defined in Purchase Agreement), shall have a right of first refusal to purchase its pro rata share of all Equity Securities, as defined below, that the Company may, from time to time, propose to sell and issue after the date of this Agreement, other than the Equity Securities excluded by Section 5.7 hereof.  Each Investor’s pro rata share is equal to the ratio of (a) the number of shares of the Company’s Common Stock (including all shares of Common Stock issuable or issued upon conversion of the Shares) of which such Investor is deemed to be a holder immediately prior to the issuance of such Equity Securities to (b) the total number of shares of the Company’s outstanding Common Stock (including all shares of Common Stock issued or issuable upon conversion of the Preferred Stock or upon the exercise of any outstanding warrants or options) immediately prior to the issuance of the Equity Securities.  The term “Equity Securities” shall mean (i) any Common Stock, Preferred Stock or other security of the Company, (ii) any security convertible into or exercisable or exchangeable for, with or without consideration, any Common Stock, Preferred Stock or other security (including any option to purchase such a convertible security), (iii) any security carrying any warrant or right to subscribe to or purchase any Common Stock, Preferred Stock or other security or (iv) any such warrant or right.

5.2                               Exercise of Rights.  If the Company proposes to issue any Equity Securities, it shall give each Major Investor written notice of its intention, describing the Equity Securities, the price and the terms and conditions upon which the Company proposes to issue the same.  Each Major Investor shall have fifteen (15) days from the giving of such notice to agree to purchase its pro rata share of the Equity Securities for the price and upon the terms and conditions specified in the notice by giving written notice to the Company and stating therein the quantity of Equity Securities to be purchased.  Notwithstanding the foregoing, the Company shall not be required to offer or sell such Equity Securities to any Major Investor who would cause the Company to be in violation of applicable federal securities laws by virtue of such offer or sale.

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5.3                               Issuance of Equity Securities to Other Persons.  The Company shall have ninety (90) days after the expiration of the 15 day period referred to in Section 5.2 above to sell the Equity Securities (if any) in respect of which the Major Investor’s rights were not exercised, subject to Baker Bros. rights pursuant to the Letter Agreement, at a price not lower and upon general terms and conditions not materially more favorable to the purchasers thereof than specified in the Company’s notice to the Major Investors pursuant to Section 5.2 hereof.  If the Company has not sold such Equity Securities within ninety (90) days after the expiration of the 15 day period referred to in Section 5.2 above, the Company shall not thereafter issue or sell any Equity Securities, without first offering such securities to the Major Investors in the manner provided above. In lieu of giving notice to each Major Investor prior to the issuance of Equity Securities as provided herein, the Company may elect to give notice to each Major Investor within thirty (30) days after the issuance of Equity Securities.  Such notice shall describe the type, price and terms of the Equity Securities.  Each Major Investor shall have twenty (20) days from the date of receipt of such notice to elect to purchase up to the number of shares that would, if purchased by such Major Investor, maintain the Major Investor’s pro rata share of the Company’s equity securities.  The closing of such sale shall occur within sixty (60) days of the date of notice to such Major Investor.

5.4                               Termination and Waiver of Rights of First Refusal.  The rights of first refusal established by this Section 5 shall not apply to, and shall terminate upon the earlier of (i) the effective date of the registration statement pertaining to the Initial Offering or (ii) an Acquisition.  Notwithstanding Section 6.7 hereof, the rights of first refusal established by this Section 5 may be amended, or any provision waived with and only with the written consent of the Company and the Major Investors holding a majority of the Registrable Securities held by all Major Investors, or as permitted by Section 6.7.  In the event that the rights of a Major Investor to purchase Equity Securities under this Section 5 are waived with respect to a particular offering of Equity Securities without such Major Investor’s prior written consent (a “Waived Investor”) and any Major Investor that participated in waiving such rights actually purchases Equity Securities in such offering, then the Company shall grant, and hereby grants, each Waived Investor the right to purchase, in a subsequent closing of such issuance on substantially the same terms and conditions, the same percentage of its full pro rata share of such Equity Securities as the highest percentage of any such purchasing Major Investor.

5.5                               Assignment of Rights of First Refusal.  The rights of first refusal of each Major Investor under this Section 5 may be assigned to the same parties, subject to the same restrictions as any transfer of registration rights pursuant to Section 2.9.

5.6                               Excluded Securities.  The rights of first refusal established by this Section 5 shall have no application to issuances of:

(a)                                 Exempted Securities (as defined in the Company’s Amended and Restated Certificate of Incorporation);

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(b)                                 any Equity Securities that are issued by the Company pursuant to a registration statement filed under the Securities Act; and

(c)                                   shares (as adjusted for stock splits, stock dividends, stock combinations and the like) of the Series C Stock issuable pursuant to the Purchase Agreement.

SECTION 6.                         MISCELLANEOUS.

6.1                               Governing Law.  This Agreement shall be governed by and construed under the laws of the State of Delaware in all respects as such laws are applied to agreements among Delaware residents entered into and to be performed entirely within Delaware, without reference to conflicts of laws or principles thereof.  The parties agree that any action brought by either party under or in relation to this Agreement, including without limitation to interpret or enforce any provision of this Agreement, shall be brought in, and each party agrees to and does hereby submit to the exclusive jurisdiction and venue of, any state or federal court located in the State of Delaware.

6.2                               Successors and Assigns.  Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors, assigns, heirs, executors, and administrators and shall inure to the benefit of and be enforceable by each person who shall be a holder of Registrable Securities from time to time; provided, however, that prior to the receipt by the Company of adequate written notice of the transfer of any Registrable Securities specifying the full name and address of the transferee, the Company may deem and treat the person listed as the holder of such shares in its records as the absolute owner and holder of such shares for all purposes, including the payment of dividends or any redemption price.

6.3                               Side Letter Agreement.

(a)                                 Notwithstanding any provision of this Agreement, in the event of a conflict between any other Related Agreement (as defined in the Purchase Agreement) and the Side Letter Agreement dated August 21, 2015, between the Bill & Melinda Gates Foundation (the “Foundation”) and the Company (as amended and/or restated from time to time, the “Gates Letter Agreement”), or any conflict between the Gates Letter Agreement and any other agreement or contract entered into by the Company and/or any other party hereto, the Gates Letter Agreement shall prevail as to the rights of the Foundation and the obligations of the Company with respect to the Foundation; provided, however, that the failure of the Gates Letter Agreement to address or provide for a matter that is addressed or provided for in this Agreement, any other Related Agreement, or any other agreement between the Company and/or any other party to here, on the one hand, and the Foundation, on the other hand, shall not be a conflict between such agreement and the Gates Letter Agreement and, as to such matter, such agreement (and not the Gates Letter Agreement) shall control.

(b)                                 In the event of an occurrence of an Event of Non-Compliance (as defined in the Gates Letter Agreement), and a failure by the Company to cure such Event of Non-Compliance within the applicable time period set out in the Gates Letter Agreement, the Foundation may Transfer the Shares (including any Registrable Securities held by the Foundation) it now owns or hereafter acquires in accordance with the procedures and requirements set forth in the Gates Letter Agreement and without otherwise complying with Section 2.1(a) of this Agreement; provided that any such transferee of Shares will agree in writing to be subject to the terms of this Agreement to the same extent as if it were an original Holder (other than the Foundation) hereunder of this Agreement, it being expressly acknowledged and agreed that such transferee will not have the benefits of the Gates Letter Agreement for any purpose.

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(c)                                  The Company will not take any action or enter into or amend any agreement or arrangement that prohibits, impedes, restricts or otherwise limits the Company from honoring the rights of the Foundation under the Gates Letter Agreement or that impedes, restricts or otherwise limits the Company’s ability to perform its obligations under the Gates Letter Agreement.

6.4                               Publicity.

(a)                                 No party to this agreement shall make any announcement of the Foundation’s investment in the Company without the prior written approval of both the Foundation and the Company.  Prior written approval of the Foundation shall be required for any use of the Foundation’s name or logo in any respect by any party to this Agreement; provided, however, that the Company may use the Foundation’s name for any uses that have been pre-approved in writing by the Foundation or as otherwise provided in the Gates Letter Agreement.  Notwithstanding the foregoing, the Foundation’s name and logo will not be used by any party in any manner to market, sell or otherwise promote such party, its products, services and/or business.

(b)                                 No party to this agreement shall make any announcement of the Wellington Investor’s investment in the Company without the prior written approval of both the Wellington Investor and the Company.  Prior written approval of the Wellington Investor shall be required for any use of the name or logo of the Wellington Investor or Wellington Management Company LLP (“Wellington”) in any respect by any party to this Agreement.  Notwithstanding the foregoing, the name or logo of the Wellington Investor or Wellington will not be used by any party in any manner to market, sell or otherwise promote such party, its products, services and/or business.

6.5                               Entire Agreement.  This Agreement, the Exhibits and Schedules hereto, the Purchase Agreement and the other documents delivered pursuant thereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other in any manner by any oral or written representations, warranties, covenants and agreements except as specifically set forth herein and therein.  Each party expressly represents and warrants that it is not relying on any oral or written representations, warranties, covenants or agreements outside of this Agreement.

6.6                               Severability.  In the event one or more of the provisions of this Agreement should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

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6.7                               Amendment and Waiver.

(a)                                 Except as otherwise expressly provided, this Agreement may be amended or modified, and  the obligations of the Company and the rights of the Holders under this Agreement may be waived, only upon the written consent of the Company and the holders of at least 66-2/3% of the then-outstanding Registrable Securities; provided, however, that notwithstanding any other provision of this Agreement, (i) the parties to this Agreement will not amend or otherwise revise the terms of Sections 6.3 or 6.4(a)  of this Agreement without the prior written consent of the Foundation and (ii) Sections 2.10, 3.1, 3.4, 3.6 and 6.4(b) shall not be modified, supplemented, amended or waived, in whole or in part, in a manner that adversely affects the Wellington Investor, without the prior written consent of the Wellington Investor.

(b)                                 For the purposes of determining the number of Holders or Investors entitled to vote or exercise any rights hereunder, the Company shall be entitled to rely solely on the list of record holders of its stock as maintained by or on behalf of the Company.

6.8                               Delays or Omissions.  It is agreed that no delay or omission to exercise any right, power, or remedy accruing to any party, upon any breach, default or noncompliance by another party under this Agreement shall impair any such right, power, or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of any similar breach, default or noncompliance thereafter occurring.  It is further agreed that any waiver, permit, consent, or approval of any kind or character on any party’s part of any breach, default or noncompliance under the Agreement or any waiver on such party’s part of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing.  All remedies, either under this Agreement, by law, or otherwise afforded to any party, shall be cumulative and not alternative.

6.9                               Notices.  All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (c) five (5) business days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) business day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt.  All communications shall be sent to the party to be notified at the address as set forth on the signature pages hereof or Exhibit A hereto or at such other address or electronic mail address as such party may designate by ten (10) days advance written notice to the other parties hereto (the “Designated Address”); provided, however, that in no event shall any communications to the Wellington Investor be sent to any address other than the Designated Address.

6.10                        Attorneys’ Fees.  In the event that any suit or action is instituted under or in relation to this Agreement, including without limitation to enforce any provision in this Agreement, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

22

6.11                        Titles and Subtitles.  The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

6.12                        Additional Investors.  Notwithstanding anything to the contrary contained herein, if the Company shall issue additional shares of its Series C Stock pursuant to the Purchase Agreement, any purchaser of such shares of Series C Stock shall become a party to this Agreement by executing and delivering an additional counterpart signature page to this Agreement and shall be deemed an “Investor,” a “Holder” and a party hereunder.

6.13                        Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.  Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

6.14                        Aggregation of Stock.  All shares of Registrable Securities held or acquired by Affiliates shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

6.15                        Pronouns.  All pronouns contained herein, and any variations thereof, shall be deemed to refer to the masculine, feminine or neutral, singular or plural, as to the identity of the parties hereto may require.

6.16                        Termination.  This Agreement shall terminate and be of no further force or effect upon the earlier of (i) such time as the Company and at least 66-2/3% of the then-outstanding Registrable Securities agree in writing; (ii) immediately upon the consummation of any Acquisition or Asset Transfer; or (iii) the date seven (7) years following the Closing of the Initial Offering; provided, that, with respect to clause (ii), the covenants set forth in Sections 3.1(b) and 3.1(c) shall only terminate if the consideration received by the Investors in such Acquisition or Asset Transfer is in the form of cash and/or publicly traded securities unless the Investors receive financial information from the acquiring company or other successor to the Company comparable to those set forth in Sections 3.1(b) and 3.1(c).  Notwithstanding the foregoing, until the Gates Letter Agreement has terminated, Sections 6.3 and 6.4 of this Agreement shall not be terminated pursuant to sub-clauses (i) and (ii) hereof without the prior written consent of the Foundation.

6.17                        Right to Conduct Activities. The Company hereby acknowledges that the Investors and their Affiliated advisors and funds are professional investment advisors, managers and/or funds, and as such, invest in numerous portfolio companies, some of which may be deemed competitive with the Company’s business (as conducted or proposed to be conducted). Neither the Investors nor their Affiliates (including Affiliated advisors and funds) shall be liable to the Company for any claim arising out of, or based upon, (i) the investment by the Investors or any Affiliated fund in any entity competitive to the Company, or (ii) actions taken by any advisor, partner, officer or other representative of the Investors or any Affiliated fund to assist any such competitive company, whether or not such action was taken as a board member of such competitive company, or otherwise. Furthermore, the Company acknowledges that the execution of this Agreement and the access to the Company’s confidential information hereunder shall in no way be construed to prohibit or restrict an Investor or its investment advisor or such investment advisor’s other investment advisory clients from maintaining, making or considering investments in public or private companies, including, without limitation, companies that may compete either directly or indirectly with the Company, or from otherwise operating in the ordinary course of business. Notwithstanding anything in this Section 6.17 to the contrary, however, nothing herein shall not relieve (x) any of the Investors from liability associated with the unauthorized disclosure of the Company’s confidential information obtained pursuant to this Agreement, or (y) any director or officer of the Company from any liability associated with his or her fiduciary duties to the Company.

23

6.18                        Amendment and Restatement of Prior Agreement.  The Prior Agreement is hereby amended and superseded in its entirety and restated herein. Such amendment and restatement is effective upon the execution of this Agreement by the Company and the parties required for an amendment pursuant to Section 5.7 of the Prior Agreement. Upon such execution, all provisions of, rights granted and covenants made in the Prior Agreement are hereby waived, released and superseded in their entirety by the provisions hereof and shall have no further force or effect.

6.19                        Tekla Funds.  A copy of the Declaration of Trust, as amended and restated, for each of Tekla Healthcare Investors, Tekla Life Sciences Investors, Tekla Healthcare Opportunities Fund and Tekla World Healthcare Fund (collectively, the “Tekla Funds”) is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this Agreement  is executed on behalf of the Tekla Funds by an officer or trustee of the Tekla Funds in his or her capacity as an officer or trustee of the Tekla Funds, and not individually and that the obligations of or arising out of this Agreement are not binding upon any of the trustees, officers or shareholders individually but are binding only upon the assets and property of each of the respective Tekla Funds.

[THIS SPACE INTENTIONALLY LEFT BLANK]

24

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

COMPANY:

ATRECA, INC.

Signature:	/s/ John Orwin

Print Name:	John Orwin

Title:	Chief Executive Officer

Address:	500 Saginaw Drive, First Floor
Redwood City, CA 94063

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTOR(S):

AISLING CAPITAL IV, LP

By:	/s/ Robert Wenzel

Print Name:	Robert Wenzel

Title:	CFO

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTOR(S):

ATWOOD-EDMINSTER TRUST DTD 4/2/00:

By:	/s/ Brian G. Atwood

Name:	Brian G. Atwood

Title:	Trustee

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTOR(S):

667, L.P.

BY:  BAKER BROS. ADVISORS LP, management company and investment adviser to 667, L.P., pursuant to authority granted to it by Baker Biotech Capital, L.P., general partner  to 667, L.P., and not as the general partner.

By:	/s/ Scott Lessing
Scott Lessing
President

BAKER BROTHERS LIFE SCIENCES, L.P.

By:  BAKER BROS. ADVISORS LP, , management company and investment adviser to Baker Brothers Life Sciences, L.P., pursuant to authority granted to it by Baker Brothers Life Sciences Capital, L.P., general partner  to Baker Brothers Life Sciences, L.P., and not as the general partner.

By:	/s/ Scott Lessing
Scott Lessing
President

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTOR(S):

/s/ Franklin Berger
FRANKLIN BERGER

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTOR(S):

BOXER CAPITAL, LLC

By:	/s/ Aaron Davis

Name: Aaron Davis

Title: Chief Executive Officer

MVA INVESTORS, LLC

By:	/s/ Aaron Davis

Name: Aaron Davis

Title: Chief Executive Officer

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTOR(S):

CORMORANT PRIVATE HEALTHCARE FUND I, LP
By:	Cormorant Private Healthcare GP, LLC
By:	Bihua Chen, Managing Member of the GP

By:	/s/ Bihua Chen

CORMORANT GLOBAL HEALTHCARE MASTER FUND, LP
By:	Cormorant Global Healthcare GP, LLC
By:	Bihua Chen, Managing Member of the GP

By:	/s/ Bihua Chen

CORMORANT PRIVATE HEALTHCARE FUND II, LP
By:	Cormorant Private Healthcare GP II, LLC
By:	Bihua Chen, Managing Member of the GP

By:	/s/ Bihua Chen

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTOR(S):

CRMA SPV, L.P.
By:	Cormorant Asset Management, LLC
By:	Bihua Chen, CEO/CIO
Its:	Attorney-in-Fact

By:	/s/ Bihua Chen

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTOR(S):

CVI INVESTMENTS, INC.
By:	Heights Capital Management, Inc.,
its authorized signatory

By:	/s/ Martin Kobinger
Martin Kobinger, Investment Manager

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTOR(S):

HADLEY HARBOR MASTER INVESTORS
(CAYMAN) II L.P.
By: Wellington Management Company LLP, an
investment advisor

By:	/s/ Emily Babalas

Name:	Emily Babalas

Title:	Managing Director and Counsel

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTOR(S):

HUNT STREET FUND, INC.

By:	/s/ John F. Brennan, Jr.

Name:	John F. Brennan, Jr.

Title:	Director

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTOR(S):

EDGAR D. JANNOTTA, JR. REVOCABLE TRUST

By:	/s/ Edgar D. Jannotta, Jr.

Name:	Edgar D. Jannotta, Jr.

Title:	Trustee

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTOR(S):

ALEXANDRA S. JANNOTTA REVOCABLE TRUST

By:	/s/ Jeffrey C. Pearsall

Name:	Jeffrey C. Pearsall

Title:	Trustee

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTOR(S):

MAXWELL H. JANNOTTA REVOCABLE TRUST

By:	/s/ Jeffrey C. Pearsall

Name:	Jeffrey C. Pearsall

Title:	Trustee

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTOR(S):

SAMANTHA R. JANNOTTA REVOCABLE TRUST

By:	/s/ Jeffrey C. Pearsall

Name:	Jeffrey C. Pearsall

Title:	Trustee

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTOR(S):

THE PEIERLS FOUNDATION, INC.

By:	/s/ E. Jeffrey Peierls

Name:	E. Jeffrey Peierls

Title:	President

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTOR(S):

UD E.F. PEIERLS FOR BRIAN E. PEIERLS

UD E.F. PEIERLS FOR E. JEFFREY PEIERLS

UD J.N. PEIERLS FOR BRIAN ELIOT PEIERLS

UD J.N. PEIERLS FOR E. JEFFREY PEIERLS

UW J.N. PEIERLS FOR BRIAN E. PEIERLS

UW J.N. PEIERLS FOR E. JEFFREY PEIERLS

UD ETHEL F. PEIERLS CHARITABLE LEAD TRUST

THE PEIERLS BYPASS TRUST

UD E.S. PEIERLS FOR E.F. PEIERLS ET AL

UW E.S. PEIERLS FOR BRIAN E. PEIERLS - ACCUMULATION

UW E.S. PEIERLS FOR E. JEFFREY PEIERLS - ACCUMULATION

By:	/s/ Deserae B. Smith

Name:	Deserae B. Smith

Title:	Vice President. On behalf of the Northern Trust
Company of Delaware, Trustee.

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTOR(S):

By:	/s/ E. Jeffrey Peierls

Name:	E. Jeffrey Peierls

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTOR(S):

By:	/s/ Brian Eliot Peierls

Name:	Brian Eliot Peierls

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTOR(S):

/s/ William Robinson
WILLIAM ROBINSON

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTOR(S):

SAMSARA BIOCAPITAL, L.P.

By:	Samsara BioCapital GP, LLC,
General Partner

By:	/s/ Srinivas Akkaraju
	Name:	Srinivas Akkaraju, MD, PhD
	Title:	Managing Member

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTOR(S):

TITO A. SERAFINI AND MARYA A. POSTNER,
TRUSTEES OR SUCCESSOR TRUSTEE,
OF THE SERAFINI/POSTNER REVOCABLE TRUST U/A/D 2/8/98

By:	/s/ Tito A Serafini

Name:	Tito A Serafini

Title:	Trustee

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTOR(S):

THE BOARD OF TRUSTEES OF THE LELAND STANFORD JUNIOR UNIVERSITY (PVF)

By:	/s/ Sabrina Liang
Sabrina Liang
Director, School and Department Funds
Stanford Management Company

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTOR(S):

/s/ Lawrence Steinman
LAWRENCE STEINMAN

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTOR(S):

TEKLA HEALTHCARE INVESTORS*

By:	/s/ Daniel R. Omstead

Name:	Daniel R. Omstead

Title:	President

*  The name Tekla Healthcare Investors is the designation of the Trustees for the time being under an Amended & Restated Declaration of Trust dated April 21, 1987, as amended, and all persons dealing with Tekla Healthcare Investors must look solely to the trust property for the enforcement of any claim against Tekla Healthcare Investors, as neither the Trustees, officers nor shareholders assume any personal liability for the obligations entered into on behalf of Tekla Healthcare Investors.

TEKLA LIFE SCIENCES INVESTORS*

By:	/s/ Daniel R. Omstead

Name:	Daniel R. Omstead

Title:	President

*  The name Tekla Life Sciences Investors is the designation of the Trustees for the time being under a Declaration of Trust dated February 20, 1992, as amended, and all persons dealing with Tekla Life Sciences Investors must look solely to the trust property for the enforcement of any claim against Tekla Life Sciences Investors, as neither the Trustees, officers nor shareholders assume any personal liability for the obligations entered into on behalf of Tekla Life Sciences Investors.

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTOR(S):

TEKLA HEALTHCARE OPPORTUNITIES FUND*

By:	/s/ Daniel R. Omstead

Name:	Daniel R. Omstead

Title:	President

*The name Tekla Healthcare Opportunities Fund is the designation of the Trustees for the time being under an Amended & Restated Declaration of Trust dated June 11, 2014, and all persons dealing with Tekla Healthcare Opportunities Fund must look solely to the trust property for the enforcement of any claim against Tekla Healthcare Opportunities Fund, as neither the Trustees, officers nor shareholders assume any personal liability for the obligations entered into on behalf of Tekla Healthcare Opportunities Fund.

TEKLA WORLD HEALTHCARE FUND*

By:	/s/ Daniel R. Omstead

Name:	Daniel R. Omstead

Title:	President

*The name Tekla World Healthcare Fund is the designation of the Trustees for the time being under an Amended & Restated Declaration of Trust dated May 18, 2015, and all persons dealing with Tekla World Healthcare Fund must look solely to the trust property for the enforcement of any claim against Tekla World Healthcare Fund, as neither the Trustees, officers nor shareholders assume any personal liability for the obligations entered into on behalf of Tekla World Healthcare Fund.

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTOR(S):

EcoR1 Capital Fund, L.P.
By:	EcoR1 Capital, LLC, its General Partner

By:	/s/ Oleg Nodelman
Name:	Oleg Nodelman,
Title:	Managing Director

EcoR1 Capital Fund Qualified, L.P.
By:	EcoR1 Capital, LLC, its General Partner

By:	/s/ Oleg Nodelman
Name:	Oleg Nodelman,
Title:	Managing Director

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTOR(S):

IF AN ENTITY:

Mark A. Brodsky Restated 2013 Revocable Trust
(name of entity – please print)

Signature:	/s/ Mark Brodsky

Print Name:	Mark Brodsky

Title:	Trustee
(if applicable)

Date:	8/27/18

IF AN INDIVIDUAL:

Signature:

Print Name:

Date:

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTOR(S):

REDMILE BIOPHARMA INVESTMENTS I, L.P.

By:	/s/ Jeremy Green
Name:	Jeremy Green
Title:	Managing Member of the General Partner and the Management Company

RAF, L.P.

By:	/s/ Jeremy Green
Name:	Jeremy Green
Title:	Managing Member of the General Partner and the Management Company

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTOR(S):

RICARDO L. ELIAS 2017 REVOCABLE TRUST

By:	/s/ Ricard L. Elias
Ricardo L. Elias, Trustee

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

EXHIBIT A

SCHEDULE OF INVESTORS

Name and Address

Brookline Group, LLC

Madding King III, Chief Executive Officer

[PRIVATE ADDRESS]

Klaus Kretschmer

[PRIVATE ADDRESS]

Robert C. Jamo

[PRIVATE ADDRESS]

Stephen R. Mut

[PRIVATE ADDRESS]

Brenda M. Hackney 2012 Irrv. Trust 12/7/12

[PRIVATE ADDRESS]

Ryan Pearson

[PRIVATE ADDRESS]

William A. Legg, Jr.

[PRIVATE ADDRESS]

Stifel Nicolaus C/F William A. Legg, Jr. IRA

[PRIVATE ADDRESS]

Steven J. Wice

[PRIVATE ADDRESS]

Charles Mosseri Marlio

[PRIVATE ADDRESS]

EXHIBIT A

SCHEDULE OF INVESTORS

Name and Address

Josiah T. Austin

[PRIVATE ADDRESS]

Neal Polan

[PRIVATE ADDRESS]

Nora O’Donoghue

[PRIVATE ADDRESS]

Sterne Agee & Leach C/F Frederick Berdon Roth IRA

[PRIVATE ADDRESS]

John F. Brock, III

[PRIVATE ADDRESS]

Lagom LLC

[PRIVATE ADDRESS]

AAR Associates, L.P.

[PRIVATE ADDRESS]

John Kellenyi

[PRIVATE ADDRESS]

ETC FBO Langhorne Reid III IRA

[PRIVATE ADDRESS]

Millennium Trust Co FBO J. Rainer Twiford IRA

[PRIVATE ADDRESS]

Crilly Court Trust

[PRIVATE ADDRESS]

EXHIBIT A

SCHEDULE OF INVESTORS

Name and Address

MTC, LLC FBO Madding King IRA

[PRIVATE ADDRESS]

James L. Crosthwait

[PRIVATE ADDRESS]

RV Investments II, LLC

[PRIVATE ADDRESS]

Striker Asia Opportunities Fund Corporation

[PRIVATE ADDRESS]

Brush Street O Fund, LLC

[PRIVATE ADDRESS]

Stephen R. Quazzo Trust Dated 11/9/95

[PRIVATE ADDRESS]

John G. Bradley

[PRIVATE ADDRESS]

Reinfrank Living Trust dtd 6/13/95

[PRIVATE ADDRESS]

Jeff Roberts

[PRIVATE ADDRESS]

DHJ Investments, L.P.

[PRIVATE ADDRESS]

Starlight Investment Holdings Limited

[PRIVATE ADDRESS]

EXHIBIT A

SCHEDULE OF INVESTORS

Name and Address

Thomas A. Lambert III

[PRIVATE ADDRESS]

Mark A. Brodsky

[PRIVATE ADDRESS]

Montauk, LLC

[PRIVATE ADDRESS]

Emil W. Henry, Jr.

[PRIVATE ADDRESS]

Stephen D’Antonio

[PRIVATE ADDRESS]

Trust for Descendants of Charles & Elizabeth Kontulis UAD 1/27/10

[PRIVATE ADDRESS]

Mary Catherine Reagan Harvey

[PRIVATE ADDRESS]

Shirl Douglas George

[PRIVATE ADDRESS]

Charles P. Kontulis II

[PRIVATE ADDRESS]

Lawrence Steinman

[PRIVATE ADDRESS]

Charles J. Magolske

[PRIVATE ADDRESS]

EXHIBIT A

SCHEDULE OF INVESTORS

Name and Address

Hill Blalock, Jr.

[PRIVATE ADDRESS]

Michael Mullins

[PRIVATE ADDRESS]

GS Venture Partners LLC

[PRIVATE ADDRESS]

Peter C. Morse

[PRIVATE ADDRESS]

Martha F. Morse

[PRIVATE ADDRESS]

Madockawando Holdings, LLC

[PRIVATE ADDRESS]

Jeremiah Milbank III

[PRIVATE ADDRESS]

James E. Manley

[PRIVATE ADDRESS]

Shoup Revocable Trust UAD 4/29/03

[PRIVATE ADDRESS]

Lorna C. Jensen

[PRIVATE ADDRESS]

Irrevocable Trust for Samantha R. Jannotta

[PRIVATE ADDRESS]

EXHIBIT A

SCHEDULE OF INVESTORS

Name and Address

Jonathan S. Fenn Revocable Trust

[PRIVATE ADDRESS]

The Fenn Trust

[PRIVATE ADDRESS]

Bill & Melinda Gates Foundation

[PRIVATE ADDRESS]

Richard A. Smith

[PRIVATE ADDRESS]

James Frank

[PRIVATE ADDRESS]

Philip Pape

[PRIVATE ADDRESS]

Mark D. Coe 2012 Irrevocable Trust

[PRIVATE ADDRESS]

Barclay Jones

[PRIVATE ADDRESS]

Mark H. Coleman

[PRIVATE ADDRESS]

Jennifer Duncan’s Inheritors Trust

[PRIVATE ADDRESS]

Daniel and Maura Mudd

[PRIVATE ADDRESS]

EXHIBIT A

SCHEDULE OF INVESTORS

Name and Address

Mission Bay Capital, LLC

[PRIVATE ADDRESS]

Sam Fuller

[PRIVATE ADDRESS]

Millenium Trust Company, LLC Custodian FBO William B. Buchanan Jr., Roth IRA

[PRIVATE ADDRESS]

Ryan Family Partnership

[PRIVATE ADDRESS]

Scott A. Katzmann

[PRIVATE ADDRESS]

Cynergy Healthcare Investors Emerging Bridge, LLC

[PRIVATE ADDRESS]

Frank, Mark

[PRIVATE ADDRESS]

Frank, Matthew

[PRIVATE ADDRESS]

Tito A. Serafini and Mary A. Postner,
Trustees or Successor Trustee,
of the Serafini/Postner Revocable Trust

[PRIVATE ADDRESS]

William Robinson

[PRIVATE ADDRESS]

EXHIBIT A

SCHEDULE OF INVESTORS

Name and Address

Mission Bay Capital, LLC

[PRIVATE ADDRESS]

The Dotzler Family Trust UDT, Dated August 9, 2001

[PRIVATE ADDRESS]

Calegari & Morris 401 (k) Profit Sharing Plan, FBO Connie Tiret

[PRIVATE ADDRESS]

Glaxo Group Limited

[PRIVATE ADDRESS]

667, L.P.

Baker Brothers Investments

[PRIVATE ADDRESS]

Baker Brothers Life Sciences, L.P.

Baker Brothers Investments

[PRIVATE ADDRESS]

The Board of Trustees of the Leland Stanford Junior University (PVF)

Stanford Management Company

[PRIVATE ADDRESS]

Atwood-Edminster Trust dtd 4/2/00

[PRIVATE ADDRESS]

EXHIBIT A

SCHEDULE OF INVESTORS

Name and Address

Franklin Berger

[PRIVATE ADDRESS]

Joseph Rudick

[PRIVATE ADDRESS]

J. Dexter Pearson

[PRIVATE ADDRESS]

Angela Dong

[PRIVATE ADDRESS]

William B. Buchanan Jr.

[PRIVATE ADDRESS]

Harris R.L. Lydon

[PRIVATE ADDRESS]

Hadley Harbor Master Investors (Cayman) II L.P.

c/o Wellington Management Company LLP

[PRIVATE ADDRESS]

Cormorant Private Healthcare Fund I, LP

[PRIVATE ADDRESS]

Cormorant Global Healthcare Master Fund, LP

[PRIVATE ADDRESS]

EXHIBIT A

SCHEDULE OF INVESTORS

Name and Address

CRMA SPV, L.P.

[PRIVATE ADDRESS]

Cormorant Private Healthcare Fund II, LP

[PRIVATE ADDRESS]

CVI Investments, Inc.

[PRIVATE ADDRESS]

Brian Peierls

[PRIVATE ADDRESS]

Bruce C. Conway

[PRIVATE ADDRESS]

CCJ PF Investment, LLC

[PRIVATE ADDRESS]

Denbar International, Ltd.

[PRIVATE ADDRESS]

Dyke Rogers

[PRIVATE ADDRESS]

GPG RM Investment, LLC

[PRIVATE ADDRESS]

EXHIBIT A

SCHEDULE OF INVESTORS

Name and Address

Graham Powis

[PRIVATE ADDRESS]

Haw Siang Hon

[PRIVATE ADDRESS]

James E. Moonier C/F Jesse Zeno Moonier UTMA/HI

[PRIVATE ADDRESS]

James E. Moonier C/F Max Marteen Moonier UTMA/HI

[PRIVATE ADDRESS]

Jeffrey Peierls

[PRIVATE ADDRESS]

Laurence Chang

[PRIVATE ADDRESS]

Matthew Kaplan

[PRIVATE ADDRESS]

MCT Investments, LLC

[PRIVATE ADDRESS]

Mossrock Capital, LLC

[PRIVATE ADDRESS]

Northlea Partners, LLLP

[PRIVATE ADDRESS]

Peter Crowley

[PRIVATE ADDRESS]

EXHIBIT A

SCHEDULE OF INVESTORS

Name and Address

Peter Magolske

[PRIVATE ADDRESS]

Rajan Shah

[PRIVATE ADDRESS]

Rehoboth Hundred LLC

[PRIVATE ADDRESS]

Ricardo L. Elias

[PRIVATE ADDRESS]

Robert Masters

[PRIVATE ADDRESS]

Steven Marco

[PRIVATE ADDRESS]

Steven M. Ryan

[PRIVATE ADDRESS]

The Peierls Bypass Trust

[PRIVATE ADDRESS]

The Peierls Foundation, Inc.

[PRIVATE ADDRESS]

Timothy Hogue

[PRIVATE ADDRESS]

EXHIBIT A

SCHEDULE OF INVESTORS

Name and Address

UD E.F. Peierls for Brian E. Peierls

[PRIVATE ADDRESS]

UD E.F. Peierls for E. Jeffrey Peierls

[PRIVATE ADDRESS]

UD E.S. Peierls for E.F. Peierls et al

[PRIVATE ADDRESS]

UD Ethel F. Peierls Charitable Lead Trust

[PRIVATE ADDRESS]

UD J.N. Peierls for Brian Eliot Peierls

[PRIVATE ADDRESS]

UD J.N. Peierls for E. Jeffrey Peierls

[PRIVATE ADDRESS]

UW E.S. Peierls for Brian E. Peierls —Accumulation

[PRIVATE ADDRESS]

UW E.S. Peierls for E. Jeffrey Peierls —Accumulation

[PRIVATE ADDRESS]

UW J.N. Peierls for Brian E. Peierls

[PRIVATE ADDRESS]

EXHIBIT A

SCHEDULE OF INVESTORS

Name and Address

UW J.N. Peierls for E. Jeffrey Peierls

[PRIVATE ADDRESS]

William Cassano

[PRIVATE ADDRESS]

Cynergy Brookline Healthcare Fund

[PRIVATE ADDRESS]

Harris R. Lydon

[PRIVATE ADDRESS]

Edgar Jannotta, Jr. Revocable Trust

[PRIVATE ADDRESS]

Alexandra S. Jannotta Revocable Trust

[PRIVATE ADDRESS]

Edgar Jannotta, Jr. Exempt Family Trust

[PRIVATE ADDRESS]

Exempt Trust for Edgar D. Jannotta, Jr. E/U the Edgar D. Jannotta 2010 Family Trust

[PRIVATE ADDRESS]

Warwick Capital Partners LLC

[PRIVATE ADDRESS]

Maxwell H. Jannotta Revocable Trust

[PRIVATE ADDRESS]

Samantha R. Jannotta Revocable Trust

[PRIVATE ADDRESS]

EXHIBIT A

SCHEDULE OF INVESTORS

Name and Address

GC&H Investments, LLC

[PRIVATE ADDRESS]

Aisling Capital IV, L.P.
[PRIVATE ADDRESS]

and

Aisling Capital IV, L.P.
[PRIVATE ADDRESS]

With a required copy to:

McDermott Will & Emery LLP

[PRIVATE ADDRESS]

EXHIBIT A

SCHEDULE OF INVESTORS

Name and Address

Tekla Healthcare Investors

Tekla Life Sciences Investors

Tekla Healthcare Opportunities Fund

Tekla World Healthcare Fund

[PRIVATE ADDRESS]

With a copy (which shall not constitute notice) to:

Reitler Kailas & Rosenblatt LLC

[PRIVATE ADDRESS]

Hunt Street Fund, Inc.

[PRIVATE ADDRESS]

Samsara Biocapital, L.P.

[PRIVATE ADDRESS]

Redmile Biopharma Investments I, L.P.

RAF, L.P.

[PRIVATE ADDRESS]

EXHIBIT A

SCHEDULE OF INVESTORS

Name and Address

Boxer Capital, LLC

MVA Investors, LLC

[PRIVATE ADDRESS]

EcoR1 Capital Fund, L.P.

EcoR1 Capital Fund Qualified, L.P.

[PRIVATE ADDRESS]

EXHIBIT A

SCHEDULE OF INVESTORS

EXHIBIT B

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made as of [          ], by and between Atreca, Inc., a Delaware corporation (the “Company”), and the persons listed on the attached Schedule A who are signatories to this Agreement (collectively, the “Investors”).  Unless otherwise defined herein, capitalized terms used in this Agreement have the respective meanings ascribed to them in Section 1.

RECITALS

WHEREAS, the Company and the Investors wish to provide for certain arrangements with respect to the registration of the Registrable Securities (as defined below) by the Company under the Securities Act (as defined below).

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, and other consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.
Definitions

1.1.                            Certain Definitions.  In addition to the terms defined elsewhere in this Agreement, as used in this Agreement, the following terms have the respective meanings set forth below:

(a)                                 “Board” shall mean the Board of Directors of the Company.

(b)                                  “Commission” shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

(c)                                  “Common Stock” shall mean the Company’s Class A Common Stock, par value $0.0001 per share.

(d)                                 “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, or any similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time.

(e)                                  “Investor Rights Agreement” shall mean that certain Amended and Restated Investor Rights Agreement, dated as of September [5], 2018, by and among the Company and the investors listed on Exhibit A thereto, including the Investors, as the same may be amended and/or restated from time to time.

(f)                                   “Other Securities” shall mean securities of the Company, other than Registrable Securities (as defined below).

(g)                                  “Person” shall mean any individual, partnership, corporation, company, association, trust, joint venture, limited liability company, unincorporated organization, entity or division, or any government, governmental department or agency or political subdivision thereof.

(h)                                 “Registrable Securities” shall mean the shares of Common Stock and any Common Stock issued or issuable upon the exercise or conversion of any other securities (whether equity, debt or otherwise) of the Company now owned or hereafter acquired by any of the Investors.

(i)                                     The terms “register,” “registered” and “registration” shall refer to a registration effected by preparing and filing a Registration Statement in compliance with the Securities Act, and such Registration Statement becoming effective under the Securities Act.

(j)                                    “Registration Expenses” shall mean all expenses incurred by the Company in effecting any registration pursuant to this Agreement, including, without limitation, all registration, qualification, and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, up to $50,000 of reasonable legal expenses of one special counsel for Investors (if different from the Company’s counsel and if such counsel is reasonably approved by the Company) in connection with the preparation and filing of the Resale Registration Shelf (as defined below), and up to $50,000 of reasonable legal expenses of one special counsel for Investors (if different from the Company’s counsel and if such counsel is reasonably approved by the Company) per underwritten public offering, blue sky fees and expenses, and expenses of any regular or special audits incident to or required by any such registration, but shall not include Selling Expenses.

(k)                                 “Registration Statement” means any registration statement of the Company filed with, or to be filed with, the SEC under the Securities Act, including the related prospectus, amendments and supplements to such registration statement, including pre- and post-effective amendments, and all exhibits and all material incorporated by reference in such registration statement as may be necessary to comply with applicable securities laws other than a registration statement (and related prospectus) filed on Form S-4 or Form S-8 or any successor forms thereto.

(l)                                     “Rule 144” shall mean Rule 144 as promulgated by the Commission under the Securities Act, as such rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

(m)                             “Securities Act” shall mean the Securities Act of 1933, as amended, or any similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time.

(n)                                 “Selling Expenses” shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities, the fees and expenses of any legal counsel (except as provided in the definition of “Registration Expenses”) and any other advisors any of the Investors engage and all similar fees and commissions relating to the Investors’ disposition of the Registrable Securities.

Section 2.
Resale Registration Rights

2.1.                            Resale Registration Rights.

(a)                                 Following demand by any Investor the Company shall file with the Commission a Registration Statement on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on another appropriate form in accordance with the Securities Act) covering the resale of the Registrable Securities by the Investors (the “Resale Registration Shelf”), and the Company shall file such Resale Registration Shelf as promptly as reasonably practicable following such demand, and in any event within sixty (60) days of such demand; provided, however, that the Company shall not be obligated to make any such filing until after [          ]1 (the “Demand Effective Date”). Such Resale Registration Shelf shall include a “base” prospectus that meets the requirements set forth or promulgated pursuant to Section 10(b) of the Securities Act, including the information required by Item 507 of Regulation S-K of the Securities Act, as provided by the Investors in accordance with Section 2.7.  Notwithstanding the foregoing, before filing the Resale Registration Shelf, the Company shall furnish to the Investors a copy of the Resale Registration Shelf and afford the Investors an opportunity to review and comment on the Resale Registration Shelf.  The Company’s obligation pursuant to this Section 2.1(a) is conditioned upon the Investors providing the information contemplated in Section 2.7.  Notwithstanding anything contained herein to the contrary, any  demand made by an Investor pursuant to this Agreement that the Company file with the Commission a Registration Statement shall be deemed to be a demand for registration of the same nature (i.e., Form S-3 or Form S-1, underwritten or not) pursuant to the Investor Rights Agreement to the extent such rights are, at the relative time, available pursuant to the Investor Rights Agreement.

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(b)                                 The Company shall use its reasonable best efforts to cause the Resale Registration Shelf and related prospectuses to become effective as promptly as practicable after filing.  The Company shall use its reasonable best efforts to cause such Registration Statement to remain effective under the Securities Act until the earlier of the date (i) all Registrable Securities covered by the Resale Registration Shelf have been sold or may be sold freely without limitations or restrictions as to volume or manner of sale pursuant to Rule 144 or (ii) all Registrable Securities covered by the Resale Registration Shelf otherwise cease to be Registrable Securities pursuant to Section 2.9 hereof.  The Company shall promptly, and within two (2) business days after the Company confirms effectiveness of the Resale Registration Shelf with the Commission, notify the Investors of the effectiveness of the Resale Registration Shelf.

(c)                                  Notwithstanding anything contained herein to the contrary, the Company shall not be obligated to effect, or to take any action to effect, a registration pursuant to Section 2.1(a):

(i)                                     if the Company has and maintains an effective Registration Statement on Form S-3ASR that provides for the resale of an unlimited number of securities by selling stockholders (a “Company Registration Shelf”);

(ii)                                  during the period forty-five (45) days prior to the Company’s good faith estimate of the date of filing of a Company Registration Shelf; or

(iii)                               if the Company has caused a Registration Statement to become effective pursuant to this Section 2.1 or pursuant to Section 2.4 of the Investor Rights Agreement during the prior twelve (12) month period (provided that the Investors have the opportunity to register all of their Registrable Securities).

1  Date to be 180 days following IPO.

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(d)                                 If the Company has a Company Registration Shelf in place at any time in which the Investors make a demand pursuant to Section 2.1(a), the Company shall file with the Commission, as promptly as practicable, and in any event within fifteen (15) business days after such demand, a “final” prospectus supplement to its Company Registration Shelf covering the resale of the Registrable Securities by the Investors (the “Prospectus”); provided, however, that (i) the Company shall not be obligated to make any such filing until after the Demand Effective Date and (ii) the Company shall not be obligated to file more than one Prospectus pursuant to this Section 2.1(d) in any six month period to add additional Registrable Securities to the Company Registration Shelf that were acquired by the Investors other than directly from the Company or in an underwritten public offering by the Company.  The Prospectus shall include the information required under Item 507 of Regulation S-K of the Securities Act, which information shall be provided by the Investors in accordance with Section 2.7.  Notwithstanding the foregoing, before filing the Prospectus, the Company shall furnish to the Investors a copy of the Prospectus and afford the Investors an opportunity to review and comment on the Prospectus.

(e)                                  Deferral and Suspension.  At any time after being obligated pursuant to this Agreement to file a Registration Statement or Prospectus, or after any such Registration Statement has become effective or such Prospectus has been filed with the Commission, the Company may defer the filing of or suspend the use of any such Registration Statement or Prospectus, upon giving written notice of such action to the Investors with a certificate signed by the Chairman of the Board of the Company stating that in the good faith judgment of the Board, the filing or use of any such Registration Statement or Prospectus covering the Registrable Securities would be seriously detrimental to the Company or its stockholders (including, without limitation, because the Company reasonably and in good faith believes that there is or may be in existence material nonpublic information or events involving the Company, the failure of which to be disclosed in the prospectus contained in such Restriction Statement, or such Prospectus, could result in a Violation, as defined below) at such time and that the Board concludes, as a result, that it is in the best interests of the Company and its stockholders to defer the filing or suspend the use of such Registration Statement or Prospectus at such time.  The Company shall have the right to defer the filing of or suspend the use of such Registration Statement or Prospectus for a period of not more than one hundred twenty (120) days from the date the Company notifies the Investors of such deferral or suspension; provided that the Company shall not exercise the right contained in this Section 2.1(e) more than once in any twelve month period.  In the case of the suspension of use of any effective Registration Statement or Prospectus, the Investors, immediately upon receipt of notice thereof from the Company, shall discontinue any offers or sales of Registrable Securities pursuant to such Registration Statement or Prospectus until advised in writing by the Company that the use of such Registration Statement or Prospectus may be resumed.  In the case of a deferred Prospectus or Registration Statement filing, the Company shall provide prompt written notice to the Investors of (i) the Company’s decision to file or seek effectiveness of the Prospectus or Registration Statement, as the case may be, following such deferral and (ii) in the case of a Registration Statement, the effectiveness of such Registration Statement.  In the case of either a suspension of use of, or deferred filing of, any Registration Statement or Prospectus, the Company shall not, during the pendency of such suspension or deferral, be required to take any action hereunder (including any action pursuant to Section 2.2 hereof) with respect to the registration or sale of any Registrable Securities pursuant to any such Registration Statement, Company Registration Shelf or Prospectus.

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(f)                                   Other Securities.  Except with respect to an underwritten offering, any Resale Registration Shelf or Prospectus may include Other Securities, and may include securities of the Company being sold for the account of the Company.  No Other Securities may be included in an underwritten offering pursuant to Section 2.2 without the consent of the Investors, except as may be required pursuant to the Investor Rights Agreement.

2.2.                            Sales and Underwritten Offerings of the Registrable Securities.

(a)                                 Notwithstanding any provision contained herein to the contrary, the Investors, collectively, shall, following the Demand Effective Date, and subject to the limitations set forth in this Section 2.2, be permitted one underwritten public offering per calendar year, but no more than three underwritten public offerings in total, to effect the sale or distribution of Registrable Securities.

(b)                                 If the Investors intend to effect an underwritten public offering pursuant to a Resale Registration Shelf or Company Registration Shelf to sell or otherwise distribute Registrable Securities, they shall so advise the Company and provide as much notice to the Company as reasonably practicable (and in any event not less than fifteen (15) business days prior to the Investors’ request that the Company file a prospectus supplement (or a preliminary if required) to a Resale Registration Shelf or Company Registration Shelf).

(c)                                  In connection with any offering initiated by the Investors pursuant to this Section 2.2 involving an underwriting of shares of Registrable Securities, the Investors shall be entitled to select the underwriter or underwriters for such offering, subject to the consent of the Company, such consent not to be unreasonably withheld, conditioned or delayed.

(d)                                 In connection with any offering initiated by the Investors pursuant to this Section 2.2 involving an underwriting of shares of Registrable Securities, the Company shall not be required to include any of the Registrable Securities in such underwriting unless the Investors (i) enter into an underwriting agreement in customary form with the underwriter or underwriters, (ii) accept customary terms in such underwriting agreement with regard to representations and warranties relating to ownership of the Registrable Securities and authority and power to enter into such underwriting agreement and (iii) complete and execute all questionnaires, powers of attorney, custody agreements, indemnities and other documents as may be requested by such underwriter or underwriters.  Further, the Company shall not be required to include any of the Registrable Securities in such underwriting if (Y) the underwriting agreement proposed by the underwriter or underwriters contains representations, warranties or conditions that are not reasonable in light of the Company’s then-current business or (Z) the underwriter, underwriters or the Investors require the Company to participate in any marketing, road show or comparable activity that may be required to complete the orderly sale of shares by the underwriter or underwriters.

(e)                                  If the total amount of securities to be sold in any offering initiated by the Investors pursuant to this Section 2.2 involving an underwriting of shares of Registrable Securities exceeds the amount that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities (subject in each case to the cutback provisions set forth in this Section 2.2(e)), that the underwriters and the Company determine in their sole discretion shall not jeopardize the success of the offering. If the underwritten public offering has been requested pursuant to Section 2.2(a) hereof, the number of shares that are entitled to be included in the registration and underwriting shall be allocated in the following manner: (a) first, shares of Company equity securities that the Company desires to include in such registration (including any Other Securities) shall be excluded and (b) second, Registrable Securities requested to be included in such registration by the Investors shall be excluded.  To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round down the number of shares allocated to any of the Investors to the nearest 100 shares.

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2.3.                            Fees and Expenses.  All Registration Expenses incurred in connection with registrations pursuant to this Agreement shall be borne by the Company.  All Selling Expenses relating to securities registered on behalf of the Investors shall be borne by the Investors.

2.4.                            Registration Procedures.  In the case of each registration of Registrable Securities effected by the Company pursuant to Section 2.1 hereof, the Company shall keep the Investors advised as to the initiation of each such registration and as to the status thereof.  The Company shall use its reasonable best efforts, within the limits set forth in this Section 2.4, to:

(a)                                 prepare and file with the Commission such amendments and supplements to such Registration Statement and the prospectuses used in connection with such Registration Statement as may be necessary to keep such Registration Statement effective and current and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement.

(b)                                 furnish to the Investors such numbers of copies of a prospectus, including preliminary prospectuses, in conformity with the requirements of the Securities Act, and such other documents as the Investors may reasonably request in order to facilitate the disposition of Registrable Securities;

(c)                                  use its reasonable best efforts to register and qualify the Registrable Securities covered by such Registration Statement under such other securities or blue sky laws of such jurisdictions in the United States as shall be reasonably requested by the Investors, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

(d)                                 in the event of any underwritten public offering, and subject to Section 2.2(d), enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering and take such other usual and customary action as the Investors may reasonably request in order to facilitate the disposition of such Registrable Securities;

(e)                                  notify the Investors at any time when a prospectus relating to a Registration Statement covering any Registrable Securities is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.  The Company shall use its reasonable best efforts to amend or supplement such prospectus in order to cause such prospectus not to include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

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(f)                                   provide a transfer agent and registrar for all Registrable Securities registered pursuant to such Registration Statement and, if required, a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;

(g)                                  if requested by an Investor, cause the Company’s transfer agent to remove any restrictive legend from any Registrable Securities being transferred by an Investor pursuant to a Resale Registration Shelf or Company Registration Shelf, within two business days following such request;

(h)                                 cause to be furnished, at the request of the Investors, on the date that Registrable Securities are delivered to underwriters for sale in connection with an underwritten offering pursuant to this Agreement, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, and (ii) a letter or letters from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters; and

(i)                                     cause all such Registrable Securities included in a Registration Statement pursuant to this Agreement to be listed on each securities exchange or other securities trading markets on which Common Stock is then listed.

2.5.                            The Investors Obligations.

(a)                                 Discontinuance of Distribution.  The Investors agree that, upon receipt of any notice from the Company of the occurrence of any event of the kind described in Section 2.4(e) hereof, the Investors shall immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement covering such Registrable Securities until the Investors’ receipt of the copies of the supplemented or amended prospectus contemplated by  Section 2.4(e) hereof or receipt of notice that no supplement or amendment is required and that the Investors’ disposition of the Registrable Securities may be resumed.  The Company may provide appropriate stop orders to enforce the provisions of this Section 2.5(a).

(b)                                 Compliance with Prospectus Delivery Requirements.  The Investors covenant and agree that they shall comply with the prospectus delivery requirements of the Securities Act as applicable to them or an exemption therefrom in connection with sales of Registrable Securities pursuant to any Registration Statement filed by the Company pursuant to this Agreement.

(c)                                  Notification of Sale of Registrable Securities.  The Investors covenant and agree that they shall notify the Company following the sale of Registrable Securities to a third party as promptly as reasonably practicable, and in any event within twenty (20) days, following the sale of such Registrable Securities.

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2.6.                            Indemnification.

(a)                                 To the extent permitted by law, the Company shall indemnify the Investors, and, as applicable, their officers, directors, and constituent partners, legal counsel for each Investor and each Person controlling the Investors, with respect to which registration, related qualification, or related compliance of Registrable Securities has been effected pursuant to this Agreement, and each underwriter, if any, and each Person who controls any underwriter within the meaning of the Securities Act against all claims, losses, damages, or liabilities (or actions in respect thereof) to the extent such claims, losses, damages, or liabilities arise out of or are based upon (i) any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus or other document (including any related Registration Statement) incident to any such registration, qualification, or compliance, or (ii) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law, or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification, or compliance (individually or collectively, a “Violation”); and the Company shall pay as incurred to the Investors, each such underwriter, and each Person who controls the Investors or underwriter, any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability, or action; provided, however, that the indemnity contained in this Section 2.6(a) shall not apply to amounts paid in settlement of any such claim, loss, damage, liability, or action if settlement is effected without the consent of the Company (which consent shall not unreasonably be withheld); and provided, further, that the Company shall not be liable in any such case to the extent that any such claim, loss, damage, liability, or expense arises out of or is based upon any violation by such Investor of the obligations set forth in Section 2.5 hereof or any untrue statement or omission contained in such prospectus or other document based upon written information furnished to the Company by the Investors, such underwriter, or such controlling Person and stated to be for use therein.

(b)                                 To the extent permitted by law, each Investor (severally and not jointly) shall, if Registrable Securities held by such Investor are included for sale in the registration and related qualification and compliance effected pursuant to this Agreement, indemnify the Company, each of its directors, each officer of the Company who signs the applicable Registration Statement, each legal counsel and each underwriter of the Company’s securities covered by such a Registration Statement, each Person who controls the Company or such underwriter within the meaning of the Securities Act against all claims, losses, damages, and liabilities (or actions in respect thereof) arising out of or based upon (i) any untrue statement (or alleged untrue statement) of a material fact contained in any such Registration Statement, or related document, or (ii) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by such Investor of Section 2.5 hereof, the Securities Act, the Exchange Act, any state securities law, or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law applicable to such Investor and relating to action or inaction required of such Investor in connection with any such registration and related qualification and compliance, and shall pay as incurred to such persons, any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability, or action, in each case only to the extent that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in (and such violation pertains to) such Registration Statement or related document in reliance upon and in conformity with written information furnished to the Company by such Investor and stated to be specifically for use therein; provided, however, that the indemnity contained in this Section 2.6(b) shall not apply to amounts paid in settlement of any such claim, loss, damage, liability, or action if settlement is effected without the consent of such Investor (which consent shall not unreasonably be withheld); provided, further, that such Investor’s liability under this Section 2.6(b) (when combined with any amounts such Investor is liable for under Section 2.6(d)) shall not exceed such Investor’s net proceeds from the offering of securities made in connection with such registration.

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(c)                                  Promptly after receipt by an indemnified party under this Section 2.6 of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party under this Section 2.6, notify the indemnifying party in writing of the commencement thereof and generally summarize such action.  The indemnifying party shall have the right to participate in and to assume the defense of such claim; provided, however, that the indemnifying party shall be entitled to select counsel for the defense of such claim with the approval of any parties entitled to indemnification, which approval shall not be unreasonably withheld; provided further, however, that if either party reasonably determines that there may be a conflict between the position of the Company and the Investors in conducting the defense of such action, suit, or proceeding by reason of recognized claims for indemnity under this Section 2.6, then counsel for such party shall be entitled to conduct the defense to the extent reasonably determined by such counsel to be necessary to protect the interest of such party.  The failure to notify an indemnifying party promptly of the commencement of any such action, if prejudicial to the ability of the indemnifying party to defend such action, shall relieve such indemnifying party, to the extent so prejudiced, of any liability to the indemnified party under this Section 2.6, but the omission so to notify the indemnifying party shall not relieve such party of any liability that such party may have to any indemnified party otherwise than under this Section 2.6.

(d)                                 If the indemnification provided for in this Section 2.6 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations.  The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.  In no event, however, shall (i) any amount due for contribution hereunder be in excess of the amount that would otherwise be due under Section 2.6(a) or Section 2.6(b), as applicable, based on the limitations of such provisions and (ii) a Person guilty of fraudulent misrepresentation (within the meaning of the Securities Act) be entitled to contribution from a Person who was not guilty of such fraudulent misrepresentation.

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(e)                                  Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with an underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control; provided, however, that the failure of the underwriting agreement to provide for or address a matter provided for or addressed by the foregoing provisions shall not be a conflict between the underwriting agreement and the foregoing provisions.

(f)                                   The obligations of the Company and the Investors under this Section 2.6 shall survive the completion of any offering of Registrable Securities in a Registration Statement under this Agreement.

2.7.                            Information.  The Investors shall furnish to the Company such information regarding the Investors and the distribution proposed by the Investors as the Company may reasonably request and as shall be reasonably required in connection with any registration referred to in this Agreement.  The Investors agree to, as promptly as practicable (and in any event prior to any sales made pursuant to a prospectus), furnish to the Company all information required to be disclosed in order to make the information previously furnished to the Company by the Investors  not misleading.  The Investors agree to keep confidential the receipt of any notice received pursuant to Section 2.4(e) and the contents thereof, except as required pursuant to applicable law.  Notwithstanding anything to the contrary herein, the Company shall be under no obligation to name the Investors in any Registration Statement if the Investors have not provided the information required by this Section 2.7 with respect to the Investors as a selling securityholder in such Registration Statement or any related prospectus.

2.8.                            Rule 144 Requirements.  With a view to making available to the Investors the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the Commission that may at any time permit the Investors to sell Registrable Securities to the public without registration, the Company agrees to use its reasonable best efforts to:

(a)                                 make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act at all times after the date hereof;

(b)                                 file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act;

(c)                                  prior to the filing of the Registration Statement or any amendment thereto (whether pre-effective or post-effective), and prior to the filing of any prospectus or prospectus supplement related thereto, to provide the Investors with copies of all of the pages thereof (if any) that reference the Investors; and

(d)                                 furnish to any Investor, so long as the Investor owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, and (ii) such other information as may be reasonably requested by an Investor in availing itself of any rule or regulation of the Commission which permits an Investor to sell  any such securities without registration.

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2.9.                            Termination of Status as Registrable Securities.  The Registrable Securities shall cease to be Registrable Securities upon the earliest to occur of the following events: (i) such Registrable Securities have been sold pursuant to an effective Registration Statement; (ii) such Registrable Securities have been sold by the Investors pursuant to Rule 144 (or other similar rule), (iii) such Registrable Securities may be resold by the Investor holding such Registrable Securities without limitations as to volume or manner of sale pursuant to Rule 144; or (iv) ten (10) years after the date of this Agreement.

Section 3.
Miscellaneous

3.1.                            Amendment.  No amendment, alteration or modification of any of the provisions of this Agreement shall be binding unless made in writing and signed by each of the Company and the Investors.

3.2.                            Injunctive Relief.  It is hereby agreed and acknowledged that it shall be impossible to measure in money the damages that would be suffered if the parties fail to comply with any of the obligations herein imposed on them and that in the event of any such failure, an aggrieved Person shall be irreparably damaged and shall not have an adequate remedy at law.  Any such Person shall, therefore, be entitled (in addition to any other remedy to which it may be entitled in law or in equity) to injunctive relief, including, without limitation, specific performance, to enforce such obligations, and if any action should be brought in equity to enforce any of the provisions of this Agreement, none of the parties hereto shall raise the defense that there is an adequate remedy at law.

3.3.                            Notices.  All notices required or permitted under this Agreement must be in writing and sent to the address or facsimile number identified below.  Notices must be given: (a) by personal delivery, with receipt acknowledged; (b) by facsimile followed by hard copy delivered by the methods under clause (c) or (d); (c) by prepaid certified or registered mail, return receipt requested; or (d) by prepaid reputable overnight delivery service.  Notices shall be effective upon receipt.  Either party may change its notice address by providing the other party written notice of such change.  Notices shall be delivered as follows:

If to the Investors:	At such Investor’s address as set forth on Schedule A hereto

If to the Company:	500 Saginaw Drive, First Floor Redwood City, CA 94063 Attention: John Orwin, Chief Executive Officer

with a copy (which copy shall not constitute notice) to:	Cooley LLP 3175 Hanover Street Palo Alto, CA 94304 Attention: Danielle Naftulin, Esq. Fax: (650) 849-7400

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3.4.                            Governing Law; Jurisdiction; Venue; Jury Trial.

(a)                                 This Agreement shall be governed by, and construed in accordance with, the law of the State of New York without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

(b)                                 Each of the Company and the Investors irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the courts of the State of New York sitting in the Borough of Manhattan, New York and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement and the transactions contemplated herein, or for recognition or enforcement of any judgment, and each of the Company and the Investors irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York state court or, to the fullest extent permitted by applicable law, in such federal court.  Each of the Company and the Investors hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

(c)                                  Each of the Company and the Investors irrevocably and unconditionally waives, to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Agreement and the transactions contemplated herein in any court referred to in Section 3.4(b) hereof.  Each of the Company and the Investors hereby irrevocably waives, to the fullest extent permitted by applicable law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d)                                 EACH OF THE COMPANY AND THE INVESTORS HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).  EACH OF THE COMPANY AND THE INVESTORS (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT EACH OF THE COMPANY AND THE INVESTORS HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

3.5.                            Successors, Assigns and Transferees.  Any and all rights, duties and obligations hereunder shall not be assigned, transferred, delegated or sublicensed by any party hereto without the prior written consent of the other party; provided, however, that the Investors shall be entitled to transfer Registrable Securities to one or more of their affiliates and, solely in connection therewith, may assign their rights hereunder in respect of such transferred Registrable Securities, in each case, so long as such Investor is not relieved of any liability or obligations hereunder, without the prior consent of the Company.  Any transfer or assignment made other than as provided in the first sentence of this Section 3.5 shall be null and void.  Subject to the foregoing and except as otherwise provided herein, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, permitted assigns, heirs, executors and administrators of the parties hereto. The Company shall not consummate any recapitalization, merger, consolidation, reorganization or other similar transaction whereby stockholders of the Company receive (either directly, through an exchange, via dividend from the Company or otherwise) equity (the “Other Equity”) in any other entity (the “Other Entity”) with respect to Registrable Securities hereunder, unless prior to the consummation thereof, the Other Entity assumes, by written instrument, the obligations under this Agreement with respect to such Other Equity as if such Other Equity were Registrable Securities hereunder or otherwise provides substantially similar rights to the Investors.

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3.6.                            Entire Agreement.  This Agreement, together with any exhibits hereto, constitute the entire agreement between the parties relating to the subject matter hereof and all previous agreements or arrangements between the parties, written or oral, relating to the subject matter hereof are superseded.

3.7.                            Waiver.  No failure on the part of either party hereto to exercise any power, right, privilege or remedy under this Agreement, and no delay on the part of either party hereto in exercising any power, right, privilege or remedy under this Agreement, shall operate as a waiver thereof; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy.

3.8.                            Severability.  If any part of this Agreement is declared invalid or unenforceable by any court of competent jurisdiction, such declaration shall not affect the remainder of the Agreement and the invalidated provision shall be revised in a manner that shall render such provision valid while preserving the parties’ original intent to the maximum extent possible.

3.9.                            Titles and Subtitles.  The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.  All references in this Agreement to sections, paragraphs and exhibits shall, unless otherwise provided, refer to sections and paragraphs hereof and exhibits attached hereto.

3.10.                     Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties that execute such counterparts (including by facsimile or other electronic means), and all of which together shall constitute one instrument.

3.11.                     Term and Termination.  The Investors’ rights to demand the registration of the Registrable Securities under this Agreement, as well as the Company’s obligations under Section 2.2 hereof, shall terminate automatically once all Registrable Securities cease to be Registrable Securities pursuant to the terms of Section 2.9 of this Agreement.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement effective as of the day, month and year first above written.

ATRECA, INC.

By:
Name:	John Orwin
Title:	Chief Executive Officer

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement effective as of the day, month and year first above written.

By:	[SIGNATORY]

By:
[NAME]
[TITLE]

[Signature Page to Registration Rights Agreement]

Schedule A

The Investors

[SIGNATORY]